Related party transactions	12 Months Ended
Dec. 31, 2015
Related Party Transactions [Abstract]
Related party transactions
Related party transactions
The Company has entered into certain agreements with affiliates of Seadrill to provide certain management and administrative services, as well as technical and commercial management services. Seadrill has also provided financing arrangements as described within this note below. The total amounts charged to the Company for the years ended December 31, 2015, 2014 and 2013 were $161.8 million, $158.1 million and $122.5 million respectively.

Net expenses (income) with Seadrill:

(In US$ millions)	2015	2014	2013
Management and administrative fees (a) and (b)	75.3	58.6	47.1
Rig operating costs (c)	29.3	22.4	16.5
Insurance premiums (d)	20.2	21.8	21.8
Interest expense (e)	13.7	87.7	87.7
Commitment fee (f)	2.0	2.2	4.5
Derivative (gains) / losses (o)	10.2	41.6	(49.9)
Bareboat charters (h)	(1.6)	(25.8)	(4.9)
Other revenues - operating expenses recharged to Seadrill (i)	(13.4)	—	(5.8)
Operating expenses related to operations recharged to Seadrill (i)	12.8	—	5.5
Accretion of discount on deferred consideration (j)	13.3	—	—
Total	161.8	158.1	122.5

Receivables (payables) with Seadrill:

(In US$ millions)	December 31, 2015	December 31, 2014
Trading balances due from Seadrill and subsidiaries (k)	175.9	56.7
Trading balances due to Seadrill and subsidiaries (k)	(354.7)	(250.0)
Revolving credit facility with Seadrill (f)	—	—
$440 Million Rig Financing Agreement with Seadrill (T-15 and T-16) (g)	(139.0)	(158.8)
West Vencedor Loan Agreement with Seadrill (West Vencedor) (g)	(57.5)	(78.2)
Vendor financing loan agreement with Seadrill (l)	(109.5)	(109.5)
Discount notes with Seadrill (m)	—	—
Deferred and contingent consideration to related party - short term portion (j)	(60.4)	(25.8)
Deferred and contingent consideration to related party - long term portion (j)	(185.4)	(111.2)
Derivatives with Seadrill - interest rate swaps (n)	2.2	6.0

(a)
Management and administrative services agreements – In connection with the IPO, OPCO entered into a management and administrative services agreement with Seadrill Management a wholly owned subsidiary of Seadrill, pursuant to which Seadrill Management provides the Company certain management and administrative services. The services provided by Seadrill Management are charged at cost plus management fee equal to 5% of Seadrill Management’s costs and expenses incurred in connection with providing these services. The agreement has an initial term for 5 years and can be terminated by providing 90 days written notice.

(b)
Technical and administrative service agreement – In connection with the IPO, OPCO entered into certain advisory, technical and/or administrative services agreements with subsidiaries of Seadrill. The services provided by Seadrill’s subsidiaries are charged at cost plus service fee equal to approximately 5% of Seadrill’s costs and expenses incurred in connection with providing these services.

(c)
Rig operating costs – relates to rig operating costs recharged by Seadrill in relation to costs incurred on behalf of the West Polaris and the West Vencedor operating in Angola. These costs are recharged by Seadrill at a markup of 5%.

(d)	Insurance premiums – the Company’s drilling units are insured by a Seadrill company and the insurance premiums incurred are recharged to the Company.

(e)
Interest expense – consists of interest expense incurred on the $440 Million Rig Financing Agreement, West Vencedor Loan Agreement, discount notes and the $109.5 million T-15 Vendor Financing Loan. Prior to entering these agreements, these costs were allocated to the Company from Seadrill based on the Company’s debt as a percentage of Seadrill’s overall debt. Upon entering these agreements, the costs and expenses have been incurred by the Company.

(f)
$100 million revolving credit facility – In October 2012 the Company entered into a $300 million revolving credit facility with Seadrill. The facility is for a term of five years and bears interest at a rate of LIBOR plus 5% per annum, with an annual 2% commitment fee on the undrawn balance. On March 1, 2014, the revolving credit facility was amended to reduce the maximum borrowing limit from $300 million to $100 million. During 2015 the Company drew down nothing from the revolving credit facility and repaid nothing. As at December 31, 2015 and 2014, the outstanding balance was nil and nil, respectively.

(g)
Rig Financing Agreements and Loan Agreements – See Note 11 - Debt for details of the $440 Million Rig Financing Agreement and West Vencedor Loan Agreement. Under the agreements each rig owning subsidiary makes payments of principal and interest directly to the lenders under each Rig Financing Agreement, at Seadrill’s direction and on its behalf, corresponding to payments of principal and interest due under each Rig Financing Agreement that are allocable to each rig.

The West Vencedor Loan Agreement relates to the financing of the West Vencedor, which was previously classified as a Rig Financing Agreement until June 2014 when Seadrill repaid the underlying senior secured loan, and the related party loan agreement between the Company and Seadrill was amended to carry on this facility on the same terms. Please refer to Note 11 - Debt for further information.

(h)
Bareboat charters – In connection with the transfer of the West Aquarius operations to Canada, the West Aquarius drilling contract was assigned to Seadrill Canada Ltd., a wholly owned subsidiary of OPCO, necessitating certain changes to the related party contractual arrangements relating to the West Aquarius. Seadrill China Operations Ltd, the owner of the West Aquarius and a wholly-owned subsidiary of OPCO, had previously entered into a bareboat charter arrangement with Seadrill Offshore AS, a wholly-owned subsidiary of Seadrill, providing Seadrill Offshore AS with the right to use the West Aquarius. In October 2012, this bareboat charter arrangement was replaced with a new bareboat charter between Seadrill China Operations Ltd and Seadrill Offshore AS, and at the same time, Seadrill Offshore AS entered into a bareboat charter arrangement providing Seadrill Canada Ltd. with the right to use the West Aquarius in order to perform its obligations under the drilling contract described above. The net effect to OPCO of these bareboat charter arrangements is a cost of $25,500 per day, but due to the downtime of the rig during 2015 the total effect was income of $2.1 million.

Seadrill T-15 and Seadrill International are each party to a bareboat charter agreement with Seadrill UK Ltd., a wholly owned subsidiary of Seadrill. Under this arrangement, the difference in the charter hire rate between the two charters is retained by Seadrill UK Ltd., in the amount of approximately $820 per day. Seadrill T-16 Ltd. and Seadrill International Ltd. are each party to a bareboat charter agreement with Seadrill UK Ltd. Under this arrangement, the difference in the charter hire rate between the two charters is retained by Seadrill UK Ltd., in the amount of approximately $770 per day. The net effect of the T-15 and T-16 bareboat charter agreements was an expense of $0.5 million.
For the year ended December 31, 2015 the net effect to OPCO of the above bareboat charters was net income of $1.6 million (2014: net income of $25.8 million, 2013: net income of $4.9 million).

(i)
Other revenues and expenses - The Company incurs certain operating costs on behalf of Seadrill drilling units and recharges them at a markup of 5%. During the year ended December 31, 2015 the Company earned $13.4 million in other revenues within our Nigerian service company from Seadrill for certain services, including the provision of onshore and offshore personnel, which the Company provided to Seadrill’s West Jupiter and West Saturn drilling rigs. Operating expenses relating to these related party revenues were $12.8 million in the year ended December 31, 2015.

During the year ended December 31, 2014 the Company earned no other revenues within the Company's Nigerian service company and related expenses were nil.
During the year ended December 31, 2013, the company earned revenues of $5.8 million, relating to certain services, including the provision of onshore and offshore personnel, which the Company provided to Seadrill’s West Polaris drilling rig that was operating in Nigeria during that period. Related operating expenses related to these operations in the year ended December 31, 2013 were $5.5 million.

(j)
Deferred consideration to related party - On the acquisition of the West Polaris in 2015 the Company recognized a seller's credit balance payable of $44.6 million, a long term deferred consideration balance of $63.7 million and a short-term deferred consideration balance of $31.6 million.

On the acquisition of the West Vela in 2014 the Company recognized a long term deferred consideration balance of $61.7 million and a long term contingent consideration balance of $49.5 million. The short-term portion of the deferred consideration balance and the short-term contingent consideration balance was $25.8 million.
As of December 31, 2015 the short-term portion of these balances relating to the West Polaris and the West Vela are $30.7 million and $29.7 million respectively. As of December 31, 2015 the long-term portion of the balances relating to the West Polaris and West Vela are $90.1 million and $95.3 million respectively. As at December 31, 2014, the short term portions were $12.0 million and $13.8 million which relate to the West Vela.
During the year ended December 31, 2015, the Company recognized an unwind of the discount of the contingent liabilities of $13.3 million.

(k)
Trading balances – Receivables and payables with Seadrill and its subsidiaries are comprised primarily of unpaid management fees, advisory and administrative services, as well as, accrued interest. In addition, certain receivables and payables arise when the Company pays an invoice on behalf of a related party and vice versa. Receivables and payables are generally settled quarterly in arrears. Trading balances to Seadrill and its subsidiaries are unsecured, generally bear interest at a rate equal to LIBOR plus approximately 4% per annum, and are intended to be settled in the ordinary course of business.

(l)
$109.5 million Vendor financing loan - On May 17, 2013, Seadrill Operating LP borrowed from Seadrill $109.5 million as vendor financing to fund the acquisition of the T-15. The loan bears interest at a rate of LIBOR plus a margin of 5% and matures in May 2016.

(m)	Discount loan notes:

•
$229.9 million discount note - On December 13, 2013, as part of the acquisition of the West Sirius, Seadrill Capricorn Holdings issued a zero coupon discount note from Seadrill for $229.9 million. The note was repayable in June 2015 and upon maturity, the Company was due to pay $238.5 million to Seadrill. This note was repaid in full in February 2014 with proceeds from the Senior Secured Credit Facilities.

•
$70.0 million discount note - On December 13, 2013, as part of the acquisition of the West Sirius, the Company issued a zero coupon discount note from Seadrill for $70.0 million. The note was repayable in June 2015 and upon maturity, the Company was due to pay $72.6 million to Seadrill.This note was repaid in full in February 2014 with proceeds from the Senior Secured Credit Facilities.

•
$100.0 million discount note - On March 21, 2014, as part of the acquisition of the West Auriga, Seadrill Capricorn Holdings issued a zero coupon discount note to Seadrill in an initial amount of $100.0 million. The note was repayable in September 2015 and upon maturity, the Company was due to pay $103.7 million to Seadrill. This note was repaid in June 2014 with proceeds from the Senior Secured Credit Facilities.

(o)
Derivatives with Seadrill - Interest rate swaps - As of December 31, 2015, the Company was party to interest rate swap agreements with Seadrill for a combined outstanding principal amount of approximately $655.3 million at rates between 1.10% per annum and 1.93% per annum. The swap agreements mature between July 2018 and December 2020. The net loss recognized on the Company’s interest rate swaps for the year ended December 31, 2015, was $10.2 million (year ended December 31, 2014: loss of $41.6 million). Refer to Note 14 for further information.

Other agreements and transactions with Seadrill

Effective as of December 17, 2015, an operating subsidiary of the Company borrowed $143.0 million (the “West Sirius loan”) from Seadrill in order to provide sufficient immediate liquidity to meet the terms of its bareboat charter termination payment in connection with the West Sirius contract termination. Concurrently, Seadrill borrowed $143.0 million (the “Seadrill loan”) from a rig owning subsidiary of the Company in order to restore its liquidity with respect to the West Sirius loan.

Each loan bears an interest rate of one-month LIBOR plus 0.56% and matures in August 2017. Each of the loan parties understand and agree that the loan agreements act in parallel with each other. As of December 31, 2015, $143.0 million was outstanding under each such loan.

These transactions have been classified within current and long-term portions of "Amount due from related party", "Related party payable" and "Long-term related party payable".

Amendment to Contribution and Sale Agreement
On June 30, 2013, the Company and certain of its subsidiaries entered into an agreement with Seadrill and certain of its subsidiaries to amend the Contribution and Sale Agreement that was entered into with Seadrill at the time of the IPO . This amendment was made in order to convert certain related party payables to equity. Pursuant to that amendment, as of June 30, 2013, the Company's accounts and those of Seadrill were adjusted to reflect a net capital contribution in the amount of $20.0 million by Seadrill to Seadrill Operating LP and a net capital contribution in the amount of $20.5 million by Seadrill to Seadrill Capricorn Holdings LLC. No additional units were issued to Seadrill in connection with either of these contributions.

T-15 Acquisition
On May 17, 2013, pursuant to a Purchase and Sale Agreement, dated May 7, 2013, between Seadrill Limited and Seadrill Partners Operating LLC, Seadrill Partners Operating LLC acquired from Seadrill a 100% ownership interest in the entities that own and operate the tender rig T-15. This transaction was deemed to be a reorganization of entities under common control. As a result, the Company’s financial statements have been retroactively adjusted in accordance with US GAAP as if Seadrill Partners had acquired the entities that own and operate the T-15 for the entire period that the entities have been under the common control of Seadrill Limited. Refer to Note 3 for more information.

T-16 Acquisition
On October 18, 2013, pursuant to a Purchase and Sale Agreement, dated October 11, 2013, by and among Seadrill Limited, Seadrill Partners LLC and Seadrill Partners Operating LLC, acquired from Seadrill a 100% ownership interest in the entity that owns the tender rig T-16. This transaction was deemed to be a reorganization of entities under common control. As a result, the Company’s financial statements have been retroactively adjusted in accordance with US GAAP as if Seadrill Partners had acquired the entity that owns the T-16 for the entire period that the entities have been under the common control of Seadrill Limited. As consideration for the purchase, the Company issued 3,310,622 common units to Seadrill in a private placement transaction. Refer to Note 3 for more information.

West Leo and West Sirius Acquisition
On December 13, 2013, the Company completed the acquisition of the companies that own and operate the West Sirius and West Leo. The West Sirius was acquired by Seadrill Capricorn Holdings LLC (51% owned by the Company) and the West Leo was acquired by Seadrill Operating LP (30% owned by the Company). These transactions were deemed to be a reorganization of entities under common control. As a result, the Company’s financial statements have been retroactively adjusted in accordance with US GAAP as if Seadrill Partners had acquired the entities that own and operated the West Sirius and West Leo for the entire period that the entities have been under the common control of Seadrill. In order to finance the acquisitions, the Company issued 11,200,000 common units to the public and 3,394,916 common units to Seadrill, and a further 1,680,000 units to the underwriters, issued in connection with the exercise of the underwriters’ option to purchase additional common units. Refer to Note 3 for more information.

West Auriga Acquisition
In March 2014, pursuant to a Contribution, Purchase and Sale Agreement, dated as of March 11, 2014, by and among the Company, Seadrill, Seadrill Capricorn Holdings LLC and Seadrill Americas Inc., Seadrill Capricorn Holdings LLC acquired the entities that own and operate the drillship West Auriga from Seadrill, which has been accounted for as a business combination. Seadrill has agreed to indemnify the Company, Seadrill Capricorn Holdings LLC and Seadrill Auriga Hungary Kft. against any liability they may incur under the credit facility financing the West Auriga in respect of debt that is related to other rigs owned by Seadrill that are financed under the same credit facility as the West Auriga. In order to fund the Company’s portion of the purchase price of the West Auriga acquisition, on March 17, 2014, the Company issued an aggregate of (i) 11,960,000 common units to the public at a price of $30.60 per unit and (ii) 1,633,987 common units to Seadrill at a price of $30.60 per unit, pursuant to a Unit Purchase Agreement, dated March 12, 2014, between the Company and Seadrill. Refer to Note 3 for more information. Refer to Note 3 for more information.

Purchase of additional limited partner interest in Seadrill Operating LP
On July 21, 2014, the Company completed the purchase of an additional 28% limited partner interest in Seadrill Operating LP, an existing controlled subsidiary of the Company, from Seadrill for $372.8 million. As a result of this acquisition, the Company’s ownership interest in Seadrill Operating LP increased from 30% to 58%.

West Vela Acquisition
On November 4, 2014, pursuant to a Contribution, Purchase and Sale Agreement, dated as of November 4, 2014, by and among Seadrill, the Company, Seadrill Capricorn Holdings LLC and Seadrill Americas Inc., Seadrill Capricorn Holdings LLC acquired the entities that own and operate the drillship West Vela from Seadrill which has been accounted for as a business combination. Seadrill has agreed to indemnify the Company, Seadrill Capricorn Holdings LLC and Seadrill Vela Hungary Kft. against any liability they may incur under the credit facility financing the West Vela in respect of debt that is related to other rigs owned by Seadrill that are financed under the same credit facility as the West Vela. Refer to Note 3 for more information.

West Polaris Acquisition
On June 19, 2015, a subsidiary of the Company (Seadrill Operating) acquired Seadrill Polaris, the entity that owns and operates the drillship the West Polaris from Seadrill, which has been accounted for as a business combination. Refer to Note 3 for more information. Seadrill continues to act as a guarantor under the $420 million West Polaris Facility, pursuant to which Seadrill Polaris is a borrower.

Spare parts agreement with Seadrill
During the year ended December 31, 2015, a subsidiary of Seadrill entered into an agreement with the Company to store spare parts of the Company's West Sirius rig while it is stacked. Seadrill is responsible at its own cost for the moving and storing of the spare parts during the stacking period. Seadrill may use the spare parts of the West Sirius during the stacking period, but must replace them as required by the Company at its own cost.

Other indemnifications and guarantees
Performance guarantees
Seadrill Limited provides performance guarantees in connection with the Company’s drilling contracts in favor of customers of the Company, amounting to a total of $370.0 million as at December 31, 2015 (December 31, 2014: $370.0 million).

Customs guarantees
Seadrill Limited provides customs guarantees in connection with the Company’s operations, primarily in Nigeria, in favor of banks amounting to a total of $85.8 million as at December 31, 2015 (December 31, 2014: $92.4 million).

Tax indemnifications
Under the Omnibus Agreement and Sale and Purchase agreements relating to acquisitions from Seadrill subsequent to IPO, Seadrill has agreed to indemnify the Company against any tax liabilities arising from the operation of the assets contributed or sold to the Company prior to the time they were contributed or sold.

Environmental and other indemnifications
Under the Omnibus Agreement and Sale and Purchase agreements relating to acquisitions from Seadrill subsequent to IPO, Seadrill has agreed to indemnify the Company for a period of five years against certain environmental and toxic tort liabilities with respect to the assets that Seadrill contributed or sold to the Company to the extent arising prior to the time they were contributed or sold. However, claims are subject to a deductible of $0.5 million and an aggregate cap of $10 million.

In addition, pursuant to the Omnibus Agreement, Seadrill agreed to indemnify the Company for any defects in title to the assets contributed or sold to the Company and any failure to obtain, prior to October 14, 2012, certain consents and permits necessary to conduct the Company’s business, which liabilities arise within three years after the closing of the IPO on October 24, 2012.